SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         VIRGINIA FINANCIAL CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

March 16, 1999

                                [VFC Letterhead]


Dear Shareholder:

The Annual Meeting of Shareholders of Virginia Financial Corporation will be held Monday, April 26, 1999, at 7:30 p.m., local time. The meeting will be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia.

Included with this letter are several very important items which you should take time to review. These items are:

1.      Notice of Annual Meeting of Shareholders.
2.      Proxy Statement.
3.      PROXY.
4.      The Corporation's 1998 Annual Report.

We hope you will attend this meeting; however, if you cannot, we would appreciate your completing the enclosed PROXY and returning it in the envelope provided. Even if you plan to attend, it would be helpful if you would sign and return the PROXY so that we can be assured of a quorum for the meeting. When registering, you may revoke your PROXY in order to vote in person.

Your support during 1998 is evidenced in the Corporation's continued growth. We appreciate your efforts and look forward to 1999.

Your dividend check for the first quarter of 1999 is enclosed.


Very truly yours,


/s/ William P. Heath, Jr.

William P. Heath, Jr.
President

Enclosures

                         VIRGINIA FINANCIAL CORPORATION
                             24 SOUTH AUGUSTA STREET
                                P. O. DRAWER 1309
                          STAUNTON, VIRGINIA 24402-1309

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 1999

TO THE SHAREHOLDERS OF VIRGINIA FINANCIAL CORPORATION:

Notice is hereby given that the 1999 Annual Meeting of Shareholders of Virginia Financial Corporation will be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia, on Monday, April 26, 1999, at 7:30 p.m., local time, for the following purposes:

ITEM 1. To elect directors of the Corporation to serve for a term of one year until the next annual meeting of shareholders or until their successors are elected and qualified.

ITEM 2. For the transaction of such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on March 16, 1999 as the date of record for the determination of shareholders entitled to notice of, and to vote at, the 1999 Annual Meeting of Shareholders and any adjournment or adjournments thereof.

There is included herewith a Proxy Statement to which your attention is directed, together with the Corporation's 1998 Annual Report. It is the intent of management to mail the proxy materials on March 26, 1999.

By order of the Board of Directors,

/s/ William P. Heath, Jr.
William P. Heath, Jr.
President
March 26, 1999



IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                         VIRGINIA FINANCIAL CORPORATION
                             24 SOUTH AUGUSTA STREET
                                P.O. DRAWER 1309
                          STAUNTON, VIRGINIA 24402-1309


                                 PROXY STATEMENT



                       1999 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 1999

It is the intent of management to mail this Proxy Statement on March 26, 1999. This statement is furnished in connection with the solicitation of proxies to be used at the 1999 Annual Meeting of Shareholders of Virginia Financial Corporation to be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia, on Monday, April 26, 1999, at 7:30 p.m., local time.

REVOCATION AND VOTING OF PROXIES

Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Corporation or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR proposal 1, as set forth in the accompanying notice and further described herein.

VOTING RIGHTS OF SHAREHOLDERS

Only those shareholders of record at the close of business on March 16, 1999 are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Corporation outstanding and entitled to vote at the Annual Meeting is 4,000,000. The Corporation has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of Corporation Common Stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect.

Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not yet received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for the purposes of determining whether such proposals have been approved and therefore have no effect.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by the Corporation. Solicitations will be made only by the use of the mails, except that officers and regular employees of the Corporation and Planters Bank & Trust Company of Virginia (the Bank) may make solicitations of proxies by telephone, telegram, special letter, or by special call, acting without compensation other than regular compensation. It is contemplated that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Corporation will reimburse them for their charges and expenses in this connection.


                             PRINCIPAL SHAREHOLDERS
To the best of management's knowledge, the following own either beneficially or of record more than 5% of the Corporation's outstanding shares of common stock.



TITLE OF        NAME AND ADDRESS OF                      AMOUNT AND NATURE OF         PERCENT OF
CLASS           BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP           CLASS
-----           ----------------                         --------------------           ------

Common        Carlyle Van D. Cochran                         271,826  Direct              6.8
              8205 Kerry Road
              Chevy Chase, Maryland

Common        Mocomp, Inc.                                   279,672  Direct (1)          7.0
              P.O. Box 920
              Verona, Virginia  24482


------------------

(1) One hundred percent (100%) of Mocomp, Inc. common stock is owned by a Trust Under Agreement dated January 10, 1992; P. W. Moore, Trustor and
        P. W. Moore, Jr., Dorothy B. Moore and Benham M. Black, Trustees; Mocomp, Inc. owns 279,672 shares of the Corporation's Common stock. The reporting of such shares is not to be construed as an admission of beneficial ownership by the listed trustees.

                                     ITEM 1

                            CANDIDATES FOR DIRECTORS;
                              ELECTION OF DIRECTORS

In accordance with the Corporation's Bylaws, the Board of Directors has the power to fix the number of directors of the Corporation at not less than five
(5) nor more than fifteen (15). The Board has adopted a resolution setting the number of directors to be elected at this Annual Meeting at seven (7) and recommending that the persons listed below be elected as directors to serve until the next Annual Meeting and until their successors are duly elected and qualify. The Board of Directors has no reason to believe that the persons named will not be available, but in the event a vacancy among the nominees occurs prior to the meeting, the proxy will (unless otherwise directed thereon) be voted either for less than seven (7) as the number of directors to be elected or for a substitute nominee or nominees designated by the Board of Directors, and for the remaining nominees.





                                                                          NUMBER OF SHARES
                             SERVED AS            PRINCIPAL             BENEFICIALLY OWNED AS
                              DIRECTOR        OCCUPATION DURING           OF MARCH 16, 1999
NAME (AGE)                     SINCE (1)     PAST FIVE YEARS (2)         (PERCENT OF CLASS) (3)
---------                      -----          ---------------             ------------------
Lee S. Baker, (48)              1984           Owner - Manager                22,156(4)
                                            Staunton Tractor, Inc.                 *

Benham M. Black, (64)           1969       Chairman of the Board of           19,612(5)
                                           the Corporation and the                 *
                                                    Bank;
                                               Attorney-at-Law,
                                         Black, Noland & Read, P.L.C.

Harry V. Boney, Jr., (65)       1975      Vice Chairman of the Board          25,700(6)
                                                 of the Bank                       *

William P. Heath, Jr., (53)     1997     President of the Corporation          1,996(7)
                                                 and the Bank                      *

Jan S. Hoover, (40)             1995          Vice President and               1,100
                                                  Treasurer,                       *
                                           Arehart Associates, Ltd.



                                                                               NUMBER OF SHARES
                             SERVED AS                PRINCIPAL             BENEFICIALLY OWNED AS
                             DIRECTOR            OCCUPATION DURING            OF MARCH 16, 1999
        NAME (AGE)            SINCE (1)           PAST FIVE YEARS (2)         (PERCENT OF CLASS) (3)
        ---------            ---------            ---------------            ------------------

 Martin F. Lightsey, (56)      1995          President and CEO,                  3,050
                                           Specialty Blades, Inc.                    *

 James S. Quarforth, (44)      1995     President, CEO and Director,               800
                                          CFW Communications Co.;                    *
                                             Director, American
                                             Telecasting, Inc.

All directors and executive                                                     83,460
 officers as a group                                                              2.09%
 (8 persons)




* Less than 1.0%; based on total outstanding shares of 4,000,000 shares as of date of this Proxy Statement.
(1) Dates reference when nominee became a director of the Bank, except that Mr. Black became a director of Augusta Bank and Trust Company, a predecessor of the Bank, in 1971. Mr. Heath was appointed to and by the Board of Directors of the Corporation on January 1, 1998.
(2) Mr. Black has been Chairman of the Board of the Bank since April 13, 1994 and was Vice Chairman of the Bank from April 1984 to April 12, 1994; Mr. Boney was the President of the Bank from January 14, 1976 to December 31, 1996; Mr. Heath has been President of the Bank since January 1, 1997 and President of the Corporation since January 1, 1998.
(3) For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(4)     18,192 shares are registered in the name of corporations.
(5) 100 shares are registered in spouse's name; the reporting of such shares is not to be construed as an admission of beneficial ownership; in addition, Mr. Black is a trustee for Mocomp, Inc., which owns 279,672 shares of the Corporation's common stock. The reporting of such shares is not to be construed as an admission of beneficial ownership by the listed trustees, and none of these shares are reflected in this table.
(6) 300 shares are registered in spouse's name and 22,000 shares are registered in the name of trustees; the reporting of such shares is not to be construed as an admission of beneficial ownership.
(7) 298 shares are registered in spouse's name; the reporting of such shares is not to be construed as an admission of beneficial ownership.

COMMITTEES OF THE CORPORATION AND ITS SUBSIDIARY

The Corporation's Board of Directors currently has only one standing committee, the Examination Committee. This committee consists of three directors: Lee S. Baker, Chairman, Jan S. Hoover and Martin F. Lightsey. The Examination Committee will establish the scope and detail of the continuous audit program for the Corporation, using an internal auditor to protect against improper and unsound practices and to furnish adequate protection to all assets and records. During 1998, the committee did not meet.

The Corporation does not have a Nominating Committee. Therefore, the Board of Directors selects candidates for nomination to membership on the Corporation's Board. The Board also considers those nomination recommendations by shareholders which are submitted, in writing, along with biographical and business experience information, on a timely basis. The Board received no such nominations related to this year's meeting. Nominations for the 2000 Annual Meeting of Shareholders should be received prior to November 1, 1999. During 1998, nominations were made at one meeting.

The Corporation's sole operating subsidiary is the Bank, which maintains several standing committees, including an Examination Committee and a Salary Committee.

EXAMINATION COMMITTEE. The Bank's Examination Committee consists of four directors: James S. Quarforth, Chairman; Benham M. Black, Steven C. Corell, and Lee S. Baker. The Examination Committee establishes the scope and detail of the continuous audit program and loan review, which is conducted by the internal auditor to protect against improper and unsound practices and to furnish adequate protection to all assets and records.

Subject to approval of the Board of Directors of the Corporation, the Bank's Examination Committee engages a qualified firm of certified public accountants to conduct such audit work as is necessary and to receive written reports. In addition, the auditor of the Corporation and its subsidiary, the Bank, reports to the chairman of the Examination Committee on all matters relating to the Corporation and the Bank. During 1998, the committee held five meetings.

PERSONNEL AND SALARY COMMITTEE. The Bank's Salary Committee consists of four directors: Jan S. Hoover, Chairman, Lee S. Baker, Martin F. Lightsey and James
S. Quarforth. The Personnel and Salary Committee provides overall guidance to salary compensation of all personnel. The committee reviews salary administration, as necessary, including evaluation, salary grades and ranges, salary surveys, and recommends to the Board of Directors salary changes when needed. During 1998, the committee held six meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Bank's Personnel and Salary Committee is or has been an employee of the Corporation or the Bank. Furthermore, none of the Corporation's or the Bank's executive officers has served on the board of directors of any Corporation of which a member of the committee is an employee.

OTHER TRANSACTIONS WITH MANAGEMENT

The Corporation has had, and expects to have in the future, transactions in the ordinary course of business with a number of its directors, officers, principal shareholders and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and do not involve more than the normal risk of collectibility or present other unfavorable features.

During 1998, the highest aggregate extension of credit to directors, officers, principal shareholders and their associates as a group amounted to $962,707 which is 2.12% of the equity capital of the Corporation, and the outstanding balances of these credits as of December 31, 1998 amounted to $962,707 which is 2.12% of the equity capital of the Corporation.

During 1998, there were no extensions of credit to a director, officer, principal shareholder and/or their associates which exceeded 10% of the Corporation's capital.

DIRECTORS' FEES AND ATTENDANCE

During 1998, directors were paid fees at the rate of $120.00 for attendance at each monthly meeting and each special meeting of the Board of Directors. The total directors' fees paid for 1998 were $9,600. Full-time, salaried officers of the Corporation were not paid for attendance at any Board of Directors meeting.

During 1998, there were 14 meetings of the Board of Directors and each nominee attended more than 75% of the meetings.

The average attendance of all nominees at Board of Directors meetings was 96%.

TRANSACTIONS IN WHICH DIRECTORS HAVE AN INTEREST

During the year 1998, the Corporation paid $53,860 for legal services to the firm of Black, Noland and Read, P.L.C., of which Mr. Black is a member.

During 1998, the Corporation paid $74,512 to Insurance Partners of Virginia, for various insurance coverages. H. C. Stuart Cochran, a director of Planters Bank & Trust Company of Virginia, is Vice President and Treasurer of Insurance Partners of Virginia.

                             EXECUTIVE COMPENSATION

The table below sets forth information concerning the annual compensation earned by the executive officers of the Bank. Since the Corporation was formed as the Bank's holding company effective January 2, 1997, the amounts reflected below related to compensation earned as an officer of the Bank for each of the three years listed. However, the individuals' current positions are reflected in the principal positions listed.

                                  SUMMARY COMPENSATION TABLE


ANNUAL COMPENSATION



NAME AND
PRINCIPAL                                                                      ALL OTHER
POSITION                          YEAR      SALARY($)        BONUS($)        COMPENSATION($)(1)
--------                          ----      ---------       --------        ----------------
William P. Heath, Jr.             1998        142,000       11,318                23,581
President of the Corporation      1997        132,000       14,278                24,634
and President of the Bank         1996        115,000       10,419                20,772

Joseph Shomo                      1998        100,850        8,038                18,452
Senior Vice President of          1997         95,600       10,341                18,678
the Bank                          1996         90,600        8,209                17,650

Fred D. Bowers                    1998         94,000        7,492                19,663
Secretary/Treasurer of the        1997         88,600        9,584                19,266
Corporation and Senior Vice       1996         84,000        7,611                18,640
President/Cashier of the Bank

Thomas A. Davis                   1998         85,890        6,846                16,626
Senior Trust Officer              1997         81,800        8,848                17,462
of the Bank                       1996         78,600        7,121                16,158



-----------------

(1) This amount represents the cost of the following benefits for the named officer. Medical insurance, disability insurance, life insurance and retirement are provided for all full-time employees. Amounts of life insurance are based on individual salary levels for all employees except officers with the title of vice president or above and trust officer or above. These officers receive part term life and part whole life based on individual salary levels. All full-time employees who meet the minimum age requirement of 20 1/2 years of age participate in a defined contribution retirement plan based on total compensation.

PERSONNEL AND SALARY COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Personnel and Salary Committee of the Board of Directors of the Bank has furnished the following report on executive compensation.

The committee has developed and implemented compensation policies and plans which seek to enhance the profitability of the Corporation and maximize shareholder value by aligning closely the financial interests of its Senior Officers with those of its Shareholders. The policies are designed to provide competitive levels of compensation to attract and retain corporate officers and key employees with outstanding abilities and to motivate them to perform to the full extent of their abilities. The policies provide for both annual salaries and participation in an incentive compensation plan with all other employees of the Corporation.

The Board Of Directors sets base salaries at levels competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities after comparing salary ranges of similarly sized banks located in Virginia. The Virginia Bankers Association Salary Survey of Virginia Banks is used for comparison of salaries paid for similar positions and responsibilities. The annual and incentive compensation is also closely tied to the Corporation's success in achieving significant financial performance goals.

The Board of Directors approves the Chief Executive Officer's annual salary based on the compensation data from selected peer banks and its assessment of both the Chief Executive Officer's past performance and expected future contributions in leading the Corporation. In addition to the internal measures above, the Board of Directors also reviews the financial performance of the Corporation in relation to peer group averages and predetermined goals set by the Board of Directors. A subjective approach is used in its evaluation of these factors and therefore does not rely on a formula or weights of specific factors.

The incentive compensation plan, which includes all employees of the Corporation, stresses rewards for achievement of financial goals set each year. This program rewards employees for producing higher income, reducing costs and providing customers with excellent service. The formula for 1998 as adopted by the Board of Directors calls for an incentive of an increasing percentage based on achievement of specified levels of return on assets and asset growth. This formula defines the incentive fund available for distribution for the year. The incentive funds are allocated pro rata to all employees based on their earnings.

The foregoing report has been furnished by Committee members Hoover, Baker, Lightsey and Quarforth.

                               SHAREHOLDER RETURN

Management provides below a line graph which compares the Corporation's shareholder return to the returns of the NASDAQ stock index and to the returns of The Carson Medlin Company's Independent Bank Index (IBI), an index of 23 financial institutions located in Florida, Georgia, North Carolina, Tennessee and Virginia, as calculated by The Carson Medlin Company, Investment Bankers. The total five year return was calculated for each of the institutions in the peer group taking into consideration changes in stock price, cash dividends, stock dividends, and stock splits since December 31, 1993. The individual results were then weighted by the market capitalization of each institution in the survey relative to the entire peer group.




                                    [GRAPH]



                                        1993   1994   1995   1996   1997    1998
                                        ----   ----   ----   ----   ----    ----
   VIRGINIA FINANCIAL CORPORATION        100     127    149    186    213    256
   INDEPENDENT BANK INDEX                100     119    151    191    280    296
   NASDAQ INDEX                          100      98    138    170    209    293


Specifically, this graph was created by comparing the percentage change in stock prices for the Corporation and both indices on a year to year basis, looking only at the closing price of the stock as of December 31 of each year surveyed. Accordingly, this graph may be affected by unusually high or low prices at December 31, 1993 or by temporary swings in stock price at December 31 of a given year.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Yount, Hyde & Barbour, P.C. served as the Corporation's principal independent certified public accountants for the fiscal year ended December 31, 1998. No company has been selected by the Board of Directors to act as the Corporation's independent certified public accountants for the current fiscal year. The Board will make this decision later in the year. A representative of Yount, Hyde & Barbour, P.C. will be present at the Annual Meeting of Shareholders and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.

                                  OTHER MATTERS

Management knows of no other matter to be presented for consideration at the meeting by management or by shareholders, other than matters described herein. If any other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon in the interest of the Corporation according to their best judgment.

                  INFORMATION RELATING TO SHAREHOLDER PROPOSALS

In the event shareholders of the Corporation intend to make any proposals to be presented at the next Annual Meeting of Shareholders of the Corporation to be held April 24, 2000, such proposals must be received at the Corporation's principal executive offices located at 24 South Augusta Street, Staunton, Virginia 24401, by November 1, 1999, in order for such proposals to be included in the Corporation's proxy statement and form of proxy relating to such meeting.

                            AVAILABILITY OF FORM 10-K

ON OR ABOUT MARCH 31, 1999, THE CORPORATION WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT (FORM 10-K) FOR THE YEAR 1998. THE CORPORATION WILL PROVIDE A COPY OF THE CORPORATION'S FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WITHOUT CHARGE, TO ANY PERSON FROM WHOM THE BOARD OF DIRECTORS HAS SOLICITED A PROXY FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS, UPON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO MR. FRED D. BOWERS, SECRETARY/TREASURER, VIRGINIA FINANCIAL CORPORATION, DRAWER 1309, STAUNTON, VIRGINIA 24402-1309.

By order of the Board of Directors,

/s/ William P. Heath, Jr.
William P. Heath, Jr.
President
March 26, 1999

                                      PROXY

                         VIRGINIA FINANCIAL CORPORATION
                       1999 Annual Meeting of Shareholders
                               Held April 26, 1999

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned Shareholder hereby constitutes and appoints G. Raymond Ergenbright and Elizabeth M. Schreiber, or either of them, proxies of the undersigned, with full power of substitution, to vote the shares of common stock of Virginia Financial Corporation, outstanding in the name of the undersigned, at the 1999 Annual Meeting of Shareholders of Virginia Financial Corporation to be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia, on the 26th day of April, 1999, at 7:30 p.m., local time, and at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present:


ITEM 1: To elect the seven (7) nominees for Directors as set forth in the Proxy Statement including voting for a lesser number, if a vacancy occurs among the nominees, and voting in respect to any substitute nominee or nominees designated by the Board of Directors.



      _____ FOR  all nominees listed  below               _____ WITHHOLD AUTHORITY
        (except as marked to the contrary below)          to vote for all nominees listed below

               Lee S. Baker                        Jan S. Hoover
               Benham M. Black                     Martin F. Lightsey
               Harry V. Boney, Jr.                 James S. Quarforth
               William P. Heath, Jr.



(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

I withhold authority for_______________________________________________________


ITEM 2: To take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON ITEM 1 LISTED ABOVE, AND YOUR PROXY WILL BE VOTED FOR ITEM 1 IF NO SPECIFICATION IS MADE. IF ANY OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED WITH RESPECT THERETO IN THE INTEREST OF THE CORPORATION ACCORDING TO THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING THE PROXY.

This proxy is revocable by you at any time prior to the voting of the shares represented, by notifying the Secretary of the Corporation in writing before such vote or by filing another proxy with the Secretary bearing a later date. Shareholders who are present at the meeting may withdraw their proxy and vote in person. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Both joint holders should sign.

Dated____________________ , 1999       ___________________________        (SEAL)

Number of Shares_______________        ___________________________        (SEAL)

                                       ___________________________        (SEAL)

Return to:
Virginia Financial Corporation
P.O. Drawer 1309
Staunton, Virginia  24402-1309